Investment Strategy - LionShares U.S. Equity Total Return ETF	Aug. 29, 2025
Prospectus [Line Items]
Strategy [Heading]	Principal Investment Strategies of the Fund
Strategy Narrative [Text Block]
The Fund is actively managed and seeks to achieve its investment objective by investing generally in exchange-traded funds (“ETFs”) that seek to track the broad U.S. equity market. The Fund invests in such ETFs in a manner intended to minimize the Fund’s need to make distributions. As a result, the Fund aims to produce returns consistent with the total return of the U.S. equity market.
Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in U.S. equity securities and instruments with economic characteristics similar to such securities.
From time to time, instead of investing in ETFs, the Fund may invest in options and/or futures on such ETFs, and in futures on a U.S. equity index, as a means to more effectively get exposure to the broad U.S. equity market in certain circumstances.
The Fund may engage in frequent and active trading as part of its principal investment strategy. The Fund’s holdings may be focused, from time to time, in one or more sectors. For example, at inception the Fund expects that a significant percentage of assets will be subject to exposure from the information technology sector.
Strategy Portfolio Concentration [Text]	The Fund is actively managed and seeks to achieve its investment objective by investing generally in exchange-traded funds (“ETFs”) that seek to track the broad U.S. equity market.